UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Illumina, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ILLUMINA, INC. 5200 ILLUMINA WAY SAN DIEGO, CA 92122 ATIN: BRIAN BLANCHED
Your Vote Counts!
ILLUMINA, INC.
2025 Annual Meeting
Vote by May 20, 2025
11 :59 PM ET
You invested in ILLUMINA, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 21, 2025.
Get informed before you vote
View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 07, 202 5. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May21,2025
10:00 AM PDT
vote without entering a
number Virtually at: www.virtualshareholdermeeting.com/ILMN2025
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Voting Items Recommends
1 . Election of Directors
Nominees:
1A Frances Arnold, Ph.D. For
18 Caroline D. Dorsa For
1( RobertS. Epstein, M.D. For
1D Scott Gottlieb, M.D. For
1 E Gary S. Guthart, Ph.D. For
1F Keith A. Meister For
1G Anna Richo For
1H Philip W. Schiller For
11 Susan E. Siegel For
1J Jacob Thaysen, Ph.D. For
1K Scott B. Ullem For
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal
For year ending December 28, 2025.
3. To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy
For
Statement.
4. To approve the Second Amended and Restated 2015 Stock and Incentive Plan of lllumina, Inc. For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.